                                                                      EXHIBIT 11




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 9 to Registration Statement No. 33-39538 of Landmark Funds III of our reports each dated October 4, 1996 appearing in the annual report to shareholders for the year ended August 31, 1996 of Landmark U.S. Treasury Reserves (a series of Landmark Funds III) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP
Boston, Massachusetts
December 17, 1996

                                                                    EXHIBIT 11





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Funds III of our report dated October 9, 1996, relating to the financial statements and financial highlights of Landmark Cash Reserves appearing in the August 31, 1996 Annual Report of Landmark Cash Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.



Price Waterhouse LLP
Price Waterhouse LLP
Boston, Massachusetts
December 17, 1996

                                                                    EXHIBIT 11




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 21 to the registration statement on Form N-1A (the "Registration Statement") of Landmark Funds III of our report dated October 9, 1996, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1996 Annual Report of Landmark Cash Reserves, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


Price Waterhouse
Chartered Accountants
Toronto, Ontario
December 17, 1996